UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003 (July 22, 2003)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-41863	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On July 22, 2003, National Health Investors, Inc. made its second quarter earnings announcement. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: July 23, 2003

Exhibit Index

Number	Exhibit
99	Press release, dated July 22, 2003.

EXHIBIT 99

For Release: July 22, 2003

Contact: Gerald Coggin, VP of Investor Relations

Phone: (615) 890-9100

NHI reports second quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI and NHIPr) announced funds from operations ("FFO") from continuing operations for the second quarter ended June 30, of $14,319,000 or 53 cents per diluted share of common stock compared to $14,221,000 or 53 cents per share in 2002.

For the six months ended June 30, FFO from continuing operations was $28,039,000 or $1.04 per diluted share of common stock compared to $25,257,000 or 94 cents per share in 2002.

Income from continuing operations applicable to common stock for the second quarter ended June 30 was $10,816,000 or 39 cents per diluted share of common stock compared to $10,635,000 or 39 cents per diluted share of common stock for the same period in 2002.

Income from continuing operations applicable to common stock for the six months ended June 30, was $21,004,000 or 75 cents per diluted share of common stock compared to $17,949,000 or 64 cents per diluted share of common stock for the same period in 2002.

Net income for the three months and six months ended June 30, were $10,816,000 and $22,936,000, respectively, versus $14,772,000 and $22,409,000, respectively, for 2002.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common and preferred stocks of the company trade on the New York Stock Exchange with the symbols NHI and NHIPr, respectively. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com. Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI's Second Quarter Results

Condensed Statements of
(in thousands, except share and per share	Three Months Ended	Six Months Ended June 30
	2003	2002	2003	2002
Revenues:
Mortgage interest income	$4,705	$8,109	$10,248	$13,888
Rental income	13,080	11,869	26,437	23,859
Investment income	1,157	1,469	2,801	2,708
Facility operating revenues	23,313	22,552	45,932	43,474
	42,255	43,999	85,418	83,929
Expenses:
Interest	3,176	4,215	7,164	8,828
Depreciation of real estate	3,863	3,912	7,751	7,899
Amortization of loan cost	40	472	223	566
Legal expense	265	166	184	302
Franchise and excise tax	67	171	463	235
General and administrative	721	651	1,434	791
Loan losses	---	2,000	1,500	4,500
Facility operating expenses	23,307	21,777	45,695	42,859
	31,439	33,364	64,414	65,980

Income from continuing operations	10,816	10,635	21,004	17,949
Discontinued operations
Operating income - discontinued	---	350	---	673
Gain on sale of real estate	---	3,787	1,932	3,787
	---	4,137	1,932	4,460
Net Income	10,816	14,772	22,936	22,409
Dividends to preferred stockholders	398	398	795	795
Net income applicable to common	$10,418	$14,374	$22,141	$21,614

Income from continuing operations per common share:
Basic		$.39	$.39	$.76	$.65
Diluted		$.39	$.39	$.75	$.64

Discontinued operations per common
Basic	$	---	$.15	$.07	$.17
Diluted	$	---	$.15	$.07	$.17

Net income per common share:
Basic		$.39	$.54	$.83	$.82
Diluted		$.39	$.54	$.82	$.81

Funds from operations
Basic		$14,281	$14,149	$27,960	$25,053
Diluted		$14,319	$14,221	$28,039	$25,257

Funds from operations per common
Basic		$.53	$.53	$1.05	$.95
Diluted		$.53	$.53	$1.04	$.94
Weighted average common shares
Basic	26,720,197	26,473,742	26,704,59	26,274,332
Diluted shares for net income	26,976,360	26,930,077	26,960,44	26,917,314
Diluted shares for FFO purposes	26,976,360	26,930,077	26,960,44	26,917,314

Dividends per common share	$.40	$.35	$.80	$.70

Balance Sheet Data
(in thousands)	June 30	December
	2003	2002
Real estate properties, net	$308,207	$304,394
Mortgages receivable, net	173,674	201,236
Preferred stock investments	38,132	38,132
REMIC investments	36,366	36,366
Cash and marketable securities	50,546	58,825
Debt	165,964	161,763
Convertible debt	1,500	41,633
Stockholders' equity	405,790	400,429

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Page 3 NHI's second quarter results

Reconciliation of Funds From Operations (1)

The following table reconciles net income applicable to common stockholders to funds from operations applicable to common stockholders:

(in thousands, except share and per share amounts)

Three Months Ended	Six Months Ended June
	2003	2002	2003	2002

Net income applicable to common stockholders	$10,418	$14,374	$22,141	$21,614
Adjustments:
Real estate depreciation	3,863	3,912	7,751	7,899
Other Items:
Discontinued operations:
Operating Income - discontinued	---	(350)	---	(673)
Gain on sale of real estate	---	(3,787)	(1,932)	(3,787)
Basic funds from operations applicable to
common stockholders	14,281	14,149	27,960	25,053

Interest on convertible subordinated debentures	38	72	79	204

Diluted funds from operations applicable to
common stockholders	$14,319	$14,221	$28,039	$25,257

Basic funds from operations per share	$.53	$.53	$1.05	$.95
Diluted funds from operations per share	$.53	$.53	$1.04	$.94

Shares for basic funds from operations per share	26,720,197	26,473,742	26,704,594	26,274,332
Shares for diluted funds from operations per share	26,976,360	26,930,077	26,960,445	26,917,314

(1) We believe that funds from operations is an important supplemental measure of operating performance. We, therefore, disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We generally use the National Association of Real Estate Investment Trusts (NAREIT) measure of funds from operations. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

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Page 4 NHI's second quarter results

National Health Investors, Inc. Portfolio Summary June 30, 2003
Investment
Portfolio Statistics	Properties	Investment	Percentage

Equity Ownership	96	$308,207,000	60%
Mortgage Loan Receivables	87	204,728,000	40%
Total Real Estate Portfolio	183	$512,935,000	100%

Equity Ownership	Properties	Beds	Investments
Nursing Homes	70	9,396	$197,557,000
Assisted Living	16	1,305	79,217,000
Medical Office Buildings	4	124,427 sq.ft	11,590,000
Retirement Homes	5	471	11,674,000
Hospitals	1	55	8,169,000
	96		$308,207,000

Mortgage Loan Receivables	Properties	Beds	Investments
Nursing Homes	53	5,872	$155,229,000
Assisted Living	2	156	6,219,000
Retirement Homes	1	60	2,332,000
Developmentally Disabled	17	108	4,582,000
	73		$168,362,000
Remic	14	1,971	30,020,000
Remic II Investment		2,313	6,346,000
Total Mortgage Portfolio	87		$204,728,000

Summary of Facilities by Type:	Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	137	75.87%	$389,153,000
Assisted Living	18	16.66%	85,435,000
Medical Office Buildings	4	2.26%	11,590,000
Retirement Homes	6	2.73%	14,006,000
Hospitals	1	1.59%	8,169,000
Developmentally Disabled	17	0.89%	4,582,000
	183	100.00%	$512,935,000

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Page 5 NHI's second quarter results
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars

Public	103	51.96%	$266,531,000
Regional	66	39.26%	201,388,000
Small Operator	14	8.78%	45,016,000
	183	100.00%	$512,935,000

Public Operators:
	Percentage
	Of Total	Dollar
	Portfolio	Amount

National HealthCare Corp.	12.53%	$64,294,000
Marriott Senior Living Services	8.75%	44,897,000
Integrated Health Services	8.08%	41,464,000
ElderTrust of Florida	5.62%	28,818,000
National Health Investors, Inc.	5.54%	28,430,000
Mariner Post Acute Network	3.29%	16,860,000
Community Health Systems, Inc.	2.92%	14,989,000
Sun Healthcare	1.87%	9,607,000
Midwest Nursing Home Investors, L.L.C.	1.23%	6,324,000
HCA - The Healthcare Company	0.93%	4,770,000
Res-Care, Inc.	0.89%	4,582,000
Centennial HealthCare Corp.	0.29%	1,497,000
	51.96%	$266,532,000

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Page 6 NHI's second quarter results

Summary of Facilities by State June 30, 2003

LTC	Acute	MOB	Dev	Asst.	Retire-	Total	Current	Percent of

1.	Florida	25		1	14	7		47	$ 145,146,000	28.30%
2.	Texas	28		2		1	1	32	101,503,000	19.79%
3.	Tennessee	21			3	3	2	29	42,629,000	8.32%
4.	Missouri	9					1	10	27,834,000	5.43%
5.	New Jersey	2				1		3	27,233,000	5.31%
6.	Arizona	1				4		5	19,823,000	3.86%
7.	Virginia	7						7	19,773,000	3.85%
8.	New Hampshire	3					1	4	18,201,000	3.55%
9.	Georgia	7						7	18,112,000	3.53%
10.	Kansas	7						7	13,083,000	2.55%
11.	Massachusetts	4						4	12,932,000	2.52%
12.	Washington	5						5	10,366,000	2.02%
13.	Kentucky	4	1					5	10,228,000	1.99%
14.	South Carolina	3				1		4	8,902,000	1.74%
15.	Colorado	3						3	8,125,000	1.58%
16.	Idaho	1					1	2	5,802,000	1.13%
17.	Illinois	1		1				2	4,508,000	0.88%
18.	Michigan	2						2	3,307,000	0.64%
19.	Alabama	2						2	2,616,000	0.51%
20.	Pennsylvania	1						1	2,249,000	0.44%
21.	Wisconsin	1						1	2,108,000	0.41%
22.	North Carolina	0				1		1	2,046,000	0.40%
		137	1	4	17	18	6	183	$ 506,589,000	98.76%

								Remic II	6,346,000	1.24%
									$ 512,935,000	100.00%